Exhibit 99.1

EXECUTION COPY

STANDSTILL WAIVER AND VOTING AND LOCK-UP AGREEMENT

THIS STANDSTILL WAIVER AND VOTING AND LOCK-UP AGREEMENT (this “Agreement”) is made and entered into this 20th day of August, 2007 by and between Archstone-Smith Trust, a Maryland real estate investment trust (the “Company”), and River Holding, LP (the “Investor”).

WHEREAS, on May 9, 2007, Tishman Speyer Development Corporation and Lehman Brothers Holdings Inc. each of whom are affiliates of Investor, entered into confidentiality agreements with the Company (the “Confidentiality Agreement”) that, among other things, prohibit them and their “Standstill Affiliates” (as defined in the Confidentiality Agreement), including the Investor, from acquiring any securities of the Company;

WHEREAS, on May 28, 2007, the Company, Archstone-Smith Operating Trust, a Maryland real estate investment trust (the “Operating Trust”), River Holding, LP, a Delaware limited partnership, River Acquisition (MD), LP, a Maryland limited partnership, and River Trust Acquisition (MD), LLC, a Maryland limited liability company, entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”);

WHEREAS, capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement;

WHEREAS, Investor wishes to purchase outstanding common shares of the Company and/or units of the Operating Trust prior to the effective time of the Mergers and the Company is willing to waive the provisions of the Confidentiality Agreement to the extent necessary to permit Investor to purchase common shares of the Company and/or units of the Operating Trust, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Waiver of Certain Standstill Provisions.

(a)                   Subject to compliance by Investor with the provisions of this Agreement, the Company hereby waives any provision of the Confidentiality Agreement and any other agreements to which the Company or its affiliates is a party (other than any such provisions contained in the declaration of trust of the Company or the declaration of trust of the Operating Trust), which could prohibit Investor or its Affiliates from purchasing any securities of the Company or the Operating Trust; provided, however, such waiver is granted solely with respect to purchases of common shares or units of the Company or the Operating Trust made in compliance with this Agreement.  The waiver granted hereby shall apply only with respect to purchases of common shares or units made on or before October 5, 2007 by Investor or any Affiliate of Investor or of any owner of Investor that executes an agreement agreeing to be bound by the covenants contained in this Agreement applicable to Investor.

(b)                   Investor shall not purchase any securities of the Company or the Operating Trust that would cause Investor or its Affiliates to be required to make any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or that would be reasonably likely to delay the completion of the review of the application of the Buyer Parties under the EU Merger Regulation.

(c)                   Any purchases by Investor of securities of the Company or the Operating Trust shall be subject to the ownership limits set forth in the Declaration of Trust of the Company and Company is not hereby waiving, and is not hereby agreeing to waive, any such ownership limits.

(d)                   Investor shall not purchase any securities of the Company or the Operating Trust at any time when it is in possession of material nonpublic information regarding the Company and its purchases shall comply with all applicable laws and regulations, including securities laws and regulations.

(e)                   Investor shall promptly notify the Company of the number of any securities of the Company or the Operating Trust acquired by Investor after the date hereof.

2.             Agreement to Vote.

(a)                   From and after the date hereof until the earlier of (a) the Company Merger Effective Time and (b) any time of termination of the Merger Agreement in accordance with its terms (such earlier time, the “Expiration Time”), at any meeting (whether annual or special and each adjourned or postponed meeting) of the Company’s shareholders at which the Owned Shares (as defined below) are entitled to be voted, however called, or in connection with any written consent of the Company’s shareholders, Investor shall (i) appear at such meeting or otherwise cause its Owned Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote or cause to be voted (including by written consent, if applicable) all of the common shares of the Company beneficially owned by Investor as of the relevant time (the “Owned Shares”) for (A) approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement and (B) approval of any postponement or adjournment of any such meeting proposed by or on behalf of the Company for the purpose of soliciting additional proxies if there are not sufficient votes to approve and adopt the Merger Agreement.

(b)                   In the event that the Company Board or a Special Committee approves, and authorizes the Company to enter into, (i) a definitive agreement providing for the implementation of a Superior Proposal prior to the time when the Company Shareholder Approval is obtained and the Merger Agreement is properly terminated pursuant to Section 9.01(h) thereof, or (ii) a definitive agreement relating to any other Acquisition Proposal properly entered into without breaching the Merger Agreement, at any meeting (whether annual or special and each adjourned or postponed meeting) of the Company’s shareholders at which the Owned Securities (as defined below) are entitled to be voted, however called, or in connection with any written consent of the Company’s shareholders, Investor shall (A) appear at such meeting or otherwise cause its Owned Shares and units of the Operating Trust beneficially owned by Investor as of the relevant time (together with the Owned Shares the “Owned Securities”) to be counted as present thereat for purposes of calculating a quorum and (B) vote or cause to be voted (including by written consent, if applicable) all of its Owned Securities for approval and adoption of the Superior Proposal or such other Acquisition Proposal.  The Company acknowledges that Investor may have transferred some or all of the Owned Securities in accordance with Section 3 after the Expiration Time and prior to any such meeting.

(c)                   Upon the request of the Company and subject to applicable law, Investor shall irrevocably appoint the Company or its designee as Investor’s proxy, to vote (or cause to be voted) its Owned Securities in favor of approval of the Merger Agreement (and any postponement or adjournment described in paragraph (a) above), the Merger and the other transactions contemplated by the Merger Agreement or, in the circumstances described in Section 2(b), a Superior Proposal or other Acquisition Proposal, as applicable.  Such proxy shall be irrevocable and coupled with an interest and shall be granted in consideration of the Company granting the waiver of the standstill provisions pursuant hereto.  In the event that Investor fails for any reason to vote its Owned Securities in accordance with the requirements of Section 2(a) or (b), then the Company or its designee shall have the right to vote Investor’s Owned Securities in accordance with Section 2(a) or (b), as applicable.  Subject to applicable law, the vote of the Company or its designee shall control in any conflict between the vote by the Company or its designee of Investor’s Owned Securities and a vote by Investor of its Owned Securities.  Notwithstanding the foregoing, the proxy granted by Investor shall be automatically revoked upon termination of this Agreement in accordance with Section 6.

(d)                   The provisions of this Section 2 are irrevocable and unconditional.

3.             Restrictions on Transfers.

(a)                   From and after the date hereof until the Expiration Time, Investor shall not, directly or indirectly, sell, assign, give, mortgage, pledge, hypothecate, issue, bequeath or in any manner encumber or dispose of, or permit to be sold, assigned, encumbered, attached or otherwise disposed of in any manner, whether voluntarily, involuntarily or by operation of law, with or without consideration (collectively, “Transfer”), Owned Securities to a third party; provided that Investor shall be permitted to Transfer Owned Securities (A) to any Person if such Person executes an agreement agreeing to be bound by the covenants contained in this Agreement applicable to Investor (by being designated as the “Investor” under such agreement) and provided that such Transfer does not violate the provisions of Section 1(b) and (B) pursuant to a bona fide pledge in favor of a financial institution, provided that such financial institution agrees in writing to be bound by the voting, proxy, and transfer restrictions set forth herein; and provided further that, if Investor elects to Transfer any Owned Securities prior to the Expiration Time to a Person that is not an Affiliate of Investor or of any owner of Investor, Investor shall comply with the provisions of Sections 3(b) through (d).

(b)                   Prior to any Transfer prior to the Expiration Time of Owned Securities to a Person that is not an Affiliate of Investor or of any owner of Investor, Investor shall provide to the Company (or its designee) an irrevocable proxy with respect to such Owned Securities as contemplated by the first sentence of Section 2(c).

(c)                   Investor shall promptly notify the Company of the number and average sales price (in each case on a daily basis) of any Owned Securities sold by Investor prior to the Expiration Time.

(d)                   In the event that (i) the Mergers are not consummated in accordance with the terms of the Merger Agreement and (ii) Investor has, prior to the Expiration Time, Transferred any Owned Securities to a Person that is not an Affiliate of Investor or of any owner of Investor and (iii) the Five Day Average Trading Price (as defined below) of the Company’s common shares is less than the average sales price of all Owned Securities so Transferred by Investor to an unaffiliated Person on or before the date that is the second trading day after the date on the Company first announces that the Mergers will not be consummated (the “Announcement Date”), the Investor shall make a payment, on or before the fifteenth Business Day after the Announcement Date, in cash to the Company (or its designee) in an amount equal to the product of (x) the excess of the average sales price of all Owned Securities so Transferred by Investor to an unaffiliated Person on or before the date that is the second trading day after the Announcement Date over the Five Day Average Trading Price times (y) the total number of Owned Securities so Transferred.  As used herein, the “Five Day Average Trading Price” shall mean (A) the sum of (I) the highest sales prices reported on the New York Stock Exchange for sales of common shares of the Company for each of the five consecutive trading days beginning on the third trading day after the Announcement Date plus (II) the lowest sales prices reported on the New York Stock Exchange for sales of common shares of the Company for each of the five consecutive trading days beginning on the third trading day after the Announcement Date divided by (B) 10.

4.             Disclosure.  Investor acknowledges that the Company intends to disclose the existence of this Agreement and its material terms by a filing with the SEC on Form 8-K in the form previously provided to Investor.

5.             No Inconsistent Agreements.  Investor shall not enter into any agreement, contract, or understanding with any Person, prior to the termination of this Agreement pursuant to Section 6, directly or indirectly to vote, grant a proxy or power of attorney or give instructions with respect to the voting of Investor’s Owned Securities or to Transfer Investor’s Owned Securities in any manner which is inconsistent with this Agreement.

6.             Termination.  This Agreement shall remain in effect from the date hereof to the first to occur of (i) the Company Merger Effective Time, (ii) the termination of the Merger Agreement (other than pursuant to Section 9.01(b), (c), (f), or (h) thereof), (iii) in the event the Merger Agreement terminates pursuant to Section 9.01(b), (c), or (f) thereof, the earlier of the consummation of any subsequent Acquisition Proposal or the date on which the Standstill Period (as defined in the Confidentiality Agreement) terminates, or (iv) in the event the Merger Agreement terminates pursuant to Section 9.01(h) thereof, the earlier of the consummation of the applicable Superior Proposal or the date on which the Standstill Period terminates.

7.             General Provisions.

(a)                   Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by prepaid overnight courier (providing proof of delivery), by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or facsimile numbers (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7(a)):

if to Investor:

c/o Lehman Brothers Holdings Inc.

8th Floor

399 Park Avenue

New York, New York  10022

Facsimile:  646-758-4341

Attention:  Paul Hughson

and

c/o Tishman Speyer

45 Rockefeller Plaza

New York, New York  10111

Facsimile:  212-895-0353

Attention:  Michael Benner, General Counsel

with copies to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York  10019

Facsimile:  212-403-2000

Attention:  Adam O. Emmerich, Esq.

    David E. Shapiro, Esq.

and

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153-0119

Facsimile:  212-310-8007

Attention:  W. Michael Bond, Esq.

    Raymond O. Gietz, Esq.

if to the Company:

Archstone-Smith Trust

9200 East Panorama Circle

Suite 400

Englewood, Colorado 80112

Facsimile:  303-708-5999

Attention:  Charles E. Mueller, Jr.

    Caroline Brower, Esq.— General Counsel

with a copy to:

Hogan & Hartson LLP

555 Thirteenth Street NW

Washington, DC  20004-1109

Facsimile:  202-637-5910

Attention:  J. Warren Gorrell, Jr., Esq.

    Bruce W. Gilchrist, Esq.

    David P. Slotkin, Esq.

(b)                   Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy or the application of this Agreement to any person or circumstance is invalid or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  To such end, the provisions of this Agreement are agreed to be severable.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

(c)                   Amendment.  This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

(d)                   Entire Agreement.  This Agreement, together with the Confidentiality Agreement and the Merger Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(e)                   Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed by Investor in accordance with the terms hereof and that, prior to the termination of this Agreement pursuant to Section 6, the Company shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by Investor and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

(f)                    Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto (including any Person to which any Owned Securities are Transferred prior to the Expiration Time), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(g)                   Governing Law.  This Agreement and all disputes, claims or controversies arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal Laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of Laws of any jurisdictions other than those of the State of Maryland.

(h)                   Forum.  Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the Courts of State of Maryland (the “Maryland Courts”) for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Maryland Courts and agrees not to plead or claim in any Maryland Court that such litigation brought therein has been brought in any inconvenient forum.  Each of the parties hereto agrees, (i) to the extent such party is not otherwise subject to service of process in the State of Maryland, to appoint and maintain an agent in the State of Maryland as such party’s agent for acceptance of legal process, and (ii) that service of process may also be made on such party by prepaid certified mail to the address for notice in Section 7(a) with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service.  Service made pursuant to (i) or (ii) above shall have the same legal force and effect as if served upon such party personally within the State of Maryland.

(i)                    Headings.  The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(j)                    Counterparts.  This Agreement may be executed and delivered (including by facsimile transmission) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(k)                   Exculpation.  Notwithstanding anything appearing to the contrary in this Agreement, no direct or indirect partner, member or shareholder of Investor (or any officer, director, agent, member, manager, personal representative, trustee or employee of any such direct or indirect partner, member or shareholder) shall be personally liable for the performance of Investor’s obligations under this letter agreement.

(l)                    Waiver.  Except as provided in this Agreement, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement.  The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

(m)                  Waiver of Jury Trial.  Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Standstill Waiver and Voting and Lock-Up Agreement to be duly executed as of the date first written above by their respective authorized officers thereunto duly authorized.

RIVER HOLDING, LP

By:	Tishman Speyer Real Estate Venture VII, L.P., its general partner

	By:	Tishman Speyer U.S. Value-Added Associates VII, L.L.C., its general partner

		By:	/s/ PAUL A. GALIANO
Name: Paul A. Galiano
Title: Senior Managing Director

SIGNATURE PAGES TO
STANDSTILL WAIVER AND VOTING AND LOCK-UP AGREEMENT

ARCHSTONE-SMITH TRUST

By:	/s/ CHARLES E. MUELLER, JR.
Name: Charles E. Mueller, Jr.
Title: Chief Financial Officer

SIGNATURE PAGES TO
STANDSTILL WAIVER AND VOTING AND LOCK-UP AGREEMENT